Other assets	12 Months Ended
Dec. 31, 2021
Other Assets
Other assets

5.20	Other assets

Other assets include the following:

€ in thousand	As at December 31,
	2021	2020
R&D tax credit receivables	35,390	19,637
Advance payments	27,375	33,671
Tax receivables	6,145	5,468
Prepaid expenses	5,131	2,544
Contract costs	3,010	2,846
Consumables and supplies on stock	1,722	1,061
Miscellaneous current assets	23	158
Other non-financial assets	78,796	65,385

Deposits	11,339	11,358
Miscellaneous financial assets	183	560
Other financial assets	11,522	11,918
Other assets	90,318	77,303
Less non-current portion	(19,282)	(19,476)
Current portion	71,036	57,828

Due to the short-term nature of the financial instruments included in other assets, their carrying amount is considered to be the same as their fair value.

The increase in R&D tax credit receivables is mainly related to increased research and development expenditures primarily in connection to the COVID-19 and chikungunya vaccine candidates.

As at December 31, 2021 and December 31, 2020, the deposits mainly related to a deposit associated with a lease agreement.

As at December 31, 2021, advance payments amounting to €16.4 million related to the agreement with IDT Biologika to produce the COVID-19 vaccine. Advance payments amounting to €7.2 million related to the collaboration agreement with Dynavax (see Note 5.1).

As at December 31, 2020, advance payments amounting to €31.1 million related to the collaboration agreement with Dynavax.

Contract costs mainly relate to the collaboration with Pfizer (see Note 5.1) and refer to costs to obtain a contract. It will be amortized in line with the pattern of revenue recognition.